APRIL 27, 2023 I N V E S T O R P R E S E N T A T I O N T H I R D Q U A R T E R F I S C A L 2 0 2 3 Exhibit 99.2

Forward Looking Statements 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of the recent turmoil in the banking industry (including the failure of two financial institutions), • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Kearny Financial Corp. NASDAQ: KRNY Market Cap: $512.1 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 45 full-service branches2 in 12 counties throughout New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of April 24, 2023 2 As of March 31, 2023 Source: S&P Global Market Intelligence & Company Filings 3

139 Years of Serving our Communities and Clients 4

Financial Highlights Source: Company Filings 5 3Q23 quarterly earnings were negatively impacted by the following non-recurring items: $2.5 million loss on sale of a non-performing multi-family loan that had been held-for-sale since June 2022 $800,000 of non-interest expense associated with the consolidation of two branches scheduled for closure in June 2023 Excluding non-recurring items, non-interest expense declined 7.3% quarter-over-quarter Profitability and Performance Ratios ($ in millions, except per share data) 3Q23 2Q23 3Q22 Net Income $10.3 $2.0 $17.7 Earnings per share $0.16 $0.03 $0.25 Net Interest Income $42.4 $44.8 $47.7 Net Interest Margin 2.20% 2.38% 2.89% Return on Average Assets 0.50% 0.10% 0.98% Return on Average Equity 4.69% 0.90% 7.24% Return on Average Tangible Equity 6.20% 1.20% 9.27% GAAP Reported

Equity & Capitalization Equity Capitalization Level 1 Kearny Regulatory Capital Ratios as of March 31, 2023 are preliminary. 2 S&P U.S. Small Cap Banks Index comprised of 235 constituents, based on December 31, 2022 results. Source: Company Filings 6 10.33% 9.06% 8.61% 8.16% 8.02% 12.93% 11.58% 11.09% 10.53% 10.37% 3Q22 4Q22 1Q23 2Q23 3Q23 Tangible Common Equity / Tangible Assets Equity / Assets 8.96% 13.37% 13.37% 14.02% 9.57% 11.20% 11.47% 14.00% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks Regulatory Capital Ratios1,2

Deposits 1 For the quarter ended March 31, 2023; excludes Wholesale CDs Source: S&P Global Market Intelligence & Company Filings 7 Deposit Composition1 Deposit Trend Retail Deposit Segmentation1 $1,122 $1,116 $1,263 $1,355 $1,327 $541 $773 $797 $747 $761 $1,089 $1,053 $983 $902 $811 $2,155 $2,266 $2,382 $2,316 $2,286 $622 $654 $683 $651 $618 $5,529 $5,862 $6,108 $5,971 $5,803 3Q22 4Q22 1Q23 2Q23 3Q23 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 61.7% Commercial 22.0% Government 16.3% Product # of Accounts Balance ($ millions) Average Balance per Account Checking 53,272 $ 2,903 $ 54,501 Savings 35,073 812 23,137 CD 28,423 1,335 46,984 Total Retail Deposits 116,768 $ 5,050 $ 43,251 Non-Maturity Account Deposit Mix QTD Cost of Deposits 1.68% Retail CDs 22.9% Wholesale CDs 13.1% Savings 14.0% Interest Bearing DDA 39.4% Non-interest Bearing DDA 10.6%

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis2 1 Estimated amount of uninsured deposits reported in 3/31/23 Call Report. 2 As of March 31, 2023 8 Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,678$ Less: Collateralized State & Local Government Deposits (588) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (384) Estimated uninsured deposits excluding items above: 706$ Total Deposits 5,803$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 12.2% Available liquidity is 3.4x greater than estimated uninsured deposits (excluding items above) Liquidity Capacity2 Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 493$ -$ 493$ External Sources: FRB 426 - 426 FHLB 2,993 1,543 1,450 Total Liquidity 3,912$ 1,543$ 2,369$ 1

Investment Securities 1 For the quarter ended March 31, 2023 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees 3 Assumes 29% marginal tax rate Source: S&P Global Market Intelligence & Company Filings 9 10.0% 27.0% 10.1% 51.7% 1.2% Corporate Bonds CLO ABS Student Loans Agency MBS Municipal Bonds 2 Securities Composition1 Securities Balance & Yield TrendAFS/HTM & Effective Duration At March 31, 2023, the tax-adjusted unrecognized loss on held-to maturity securities was $9.7 million, or 1.5% of tangible equity3 AFS 89.4% HTM 10.6% Total Effective Duration ≈ 3.4 years Floating rate securities ≈ 34.5% $1,648 $1,462 $1,379 $1,440 $1,417 1.99% 2.22% 2.74% 3.43% 3.95% 3Q22 4Q22 1Q23 2Q23 3Q23 ($ millions)

Portfolio Lending Loan Composition1 Geographic Distribution2Loan Growth The weighted average loan-to-value ratio1 for our real estate secured loans was 62% 1 For the quarter ended March 31, 2023. 2 As of March 31, 2023. Source: S&P Global Market Intelligence & Company Filings 10 New York (Ex. Brooklyn) 17.2% Brooklyn 18.2% New Jersey 54.9% Pennsylvania 5.4% Other 4.3% $1,569 $1,688 $1,710 $1,765 $1,758 $2,076 $2,409 $2,570 $2,852 $2,836 $1,086 $1,020 $1,041 $1,017 $1,003 $5,025 $5,437 $5,676 $6,001 $5,976 3Q22 4Q22 1Q23 2Q23 3Q23 1-4 Family Multifamily CRE C&D Other ($ millions) 1-4 Family 28.7% Home Equity 0.7% Multifamily 47.5% CRE 16.8% Construction 3.6% Commercial 2.7% QTD Yield on Loans 4.02%

CRE Lending 1 As of March 31, 2023 Source: S&P Global Market Intelligence & Company Filings 11 CRE Portfolio by Collateral Type1 Retail 37.9% Mixed Use 26.8% Office 16.3% Industrial 14.5% Specialty & Other 4.5% CRE Loan Distribution1 Office Portfolio Profile 16.3% of total CRE portfolio or $163 million Average loan size of $1.7 million Weighted average LTV was 50% WA LTV 54% Total CRE $1.0 B New Jersey 56.0% Brooklyn 9.9% New York (Ex. Brooklyn) 27.6% Pennsylvania 4.1% Other 2.4%

Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses 1 As of March 31, 2023; amounts shown in millions. Source: S&P Global Market Intelligence & Company Filings 1.10% 1.19% 0.98% 0.76% 0.69% 0.60% 0.80% 1.00% 1.20% 1.40% 3Q22 4Q22 1Q23 2Q23 3Q23 $43.9 $47.1 $47.6 $48.9 $49.1 0.87% 0.87% 0.84% 0.81% 0.82% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0.0 $20.0 $40.0 $60.0 $80.0 3Q22 4Q22 1Q23 2Q23 3Q23 ACL Balance ACL to Total Loans Receivable ($ millions) 12 NPL's $44.0MM $20.1 $17.6 $0.3 $6.0 Multi-family Non-Residential Commercial Construction Residential Home Equity Other Consumer 0.04% 0.08% 0.01% 0.03% 0.01% -0.05% 0.00% 0.05% 0.10% 3Q22 4Q22 1Q23 2Q23 3Q23

Select Technology Partners 13